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                           HARTFORD LIFE INSURANCE COMPANY
                                         AND
                     HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

                                  POWER OF ATTORNEY
                                  -----------------

                                   Gregory A. Boyko
                                   John P. Ginnetti
                                     Lynda Godkin
                                   Thomas M. Marra
                                   Lowndes A. Smith
                                  Raymond P. Welnicki
                                  Lizabeth H. Zlatkus


do hereby jointly and severally authorize Lynda Godkin, Marianne O'Doherty, and Leslie T. Soler to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Hartford Life Insurance Company and Hartford Life and Accident Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


        /s/ Gregory A. Boyko                  Dated: October 9, 1997
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            Gregory A. Boyko


        /s/ John P. Ginnetti                  Dated: October 9, 1997
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            John P. Ginnetti


        /s/ Lynda Godkin                      Dated: October 9, 1997
---------------------------------------              -------------------------
            Lynda Godkin


        /s/ Thomas M. Marra                   Dated: October 9, 1997
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            Thomas M. Marra


        /s/ Lowndes A. Smith                  Dated: October 9, 1997
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            Lowndes A. Smith


        /s/ Raymond P. Welnicki               Dated: October 9, 1997
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            Raymond P. Welnicki


        /s/ Lizabeth H. Zlatkus               Dated: October 9, 1997
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            Lizabeth H. Zlatkus